HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

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THE HILLMAN FOCUSED ADVANTAGE FUND

THE HILLMAN ADVANTAGE EQUITY FUND

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SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

December 18, 2008

This Supplement to the Statement of Additional Information dated January 28, 2008 for The Hillman Focused Advantage Fund and The Hillman Advantage Equity Fund (each a “Fund” and collectively the “Funds”), each a series of the Hillman Capital Management Investment Trust, updates the Statement of Additional Information to include additional information as described below. For further information, please contact the Funds toll-free at 1-800-525-3863. You may also obtain additional copies of the Funds’ Statement of Additional Information, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Funds toll-free at the number above.

The SAI is being revised in order to reflect a change of the Funds’ custodian. On page 29 of the SAI, the paragraph entitled “Custodian” is replaced in its entirety with the following:

“Custodian. Union Bank of California, 350 California Street, 6th Floor, San Francisco, California, 94104, serves as custodian for each Fund’s assets. The Custodian acts as the depository for each Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at a Fund’s request, and maintains records in connection with its duties as Custodian. For its services, the Custodian is entitled to receive a monthly fee from the Administrator based on the average net assets of each Fund plus additional out-of-pocket and transaction expenses as incurred by each Fund. The Custodian’s compensation is subject to a minimum annual amount of $5,000 per Fund.

Investors Should Retain This Supplement For Future Reference